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                                                                    Exhibit 21.1

                         WEATHERFORD INTERNATIONAL, INC.
                       List of Subsidiaries and Affiliates
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NAME                                                            JURISDICTION
315613 Alberta Ltd.                                             Alberta
708621 Alberta Ltd.                                             Alberta
721260 Alberta Ltd.                                             Alberta
A-1 Bit & Tool Co., B.V.                                        Netherlands
Aim Oil Tools, Inc.                                             Texas
Air Drilling Services Bolivia S.R.L.                            Bolivia
Air Drilling Services Columbia Limited                          Colombia
Air Drilling Services de Venezuela, C.A.                        Venezuela
Air Drilling Services France (SARL)                             France
Algerian Oilfield Services S.p.A.                               Algeria
Alpine Mexicana, S.A. de C.V.                                   Mexico
Alpine Oil Services (Cyprus) Ltd.                               Cyprus
Alpine Oil Services Inc.                                        North Dakota
Alpine Oil Services International Ltd.                          Barbados
Ampscot Overseas Petroleum Equipment Co., LLC                   Oman
Ancil S.A.I.C.                                                  Argentina
Aosi BV                                                         Netherlands
Aquatronic Limited                                              U.K.
Astec Developments Limited                                      U.K.
Baktexas                                                        Azerbajan
BBL Australia Pty. Limited                                      Australia
BBL Downhole Tools Inc.                                         Texas
BBL Downhole Tools Limited                                      U.K.
BBL Eastern Canada Incorporated                                 Nova Scotia
BD Kendle Asia                                                  Singapore
BD Kendle Engineering Limited                                   U.K.
Bit & Tool A-1 S.r.l.                                           Italy
BOSS Oilfield Services Limited                                  U.K.
Brit Bit Limited                                                U.K.
Calumet Petroleum Services, Inc.                                Venezuela
Cardium International Limited                                   Hong Kong
Cardium Investments (Barbados) Limited                          Barbados
Cardium Tool International Limited                              Barbados
Cardium Tool Services de Venezuela, S.A.                        Venezuela
Columbia Petroleum Services Corp.                               Delaware
Communication Rentals Limited                                   U.K.
CRC-Evans Automatic Welding, Inc.                               Texas
CRC-Evans Pipeline International (UK) Limited                   U.K.
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
CRC-Evans Services Limited                                      U.K.
Dailey Asia-Pacific Pte. Ltd.                                   Singapore
Dailey de Mexico S.A. de C.V.                                   Mexico
Dailey de Venezuela, S.A.                                       Venezuela
Dailey del Peru S.A.                                            Peru
Dailey Drilling Systems, Inc.                                   Texas
Dailey Energy Services, Inc.                                    Delaware
Dailey Environmental Remediation Technologies, Inc.             Texas
Dailey IDS Limited                                              U.K.
Dailey International Sales Corporation                          Delaware
Dailey Limited                                                  Cayman Islands
Design Engineering Limited                                      U.K.
Directional Wireline Engineering Services (Nigeria) Limited     Nigeria
Downhole Technology Limited                                     U.K.
Drill Stem Testers, Inc.                                        USA
Drill-Wright Limited                                            U.K.
DST, Inc.                                                       USA
EMI-ElettroMagnetica Ispezioni Italia S.r.l.                    Italy
Energy Ventures (Cyprus) Ltd.                                   Cyprus
Energy Ventures Far East Limited                                Hong Kong
Enterra (U.K.) Limited                                          U.K.
Enterra International Limited                                   U.K.
Enterra Oilfield Rentals Limited                                Hong Kong
Enterra Patco Oilfield Products, Inc.                           Texas
Enterra Rental and Fishing Company                              Delaware
eProduction Solutions U.K. Ltd.                                 U.K.
eProduction Solutions, Inc.                                     Texas
EP Amalco, Inc.                                                 Alberta
ER Amalco, Inc.                                                 Alberta
Ercon, Inc.                                                     Delaware
European Material Inspection (EMI) B.V.                         Netherlands
EVI (Barbados), SRL                                             Barbados
EVI de Venezuela, S.A.                                          Venezuela
EVI International, Inc.                                         Delaware
EVI Weatherford, Inc.                                           Delaware
Expio Limited                                                   U.K.
Fishing Services Limited                                        U.K.
Gas Services International (Aust) Pty. Limited                  Australia
Gas Services International (S) Pte. Ltd.                        Singapore
Gas Services International (USA), Inc.                          Texas
Gas Services International Limited                              British Virgin Islands
Gerhard Kopp GmbH Leipzig                                       Germany
GL/95 Servicios, C.A.                                           Venezuela
Global Air Drilling Services Ltd.                               Alberta
Griffin Legrand Limited Partnership                             Alberta
Gulf Technologies Inc.                                          Texas
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
Houston Well Screen Asia Pte. Ltd.                              Singapore
Houston Well Screen Company                                     Texas
Independent Integrated Services Limited                         U.K.
International Nitrogen Services Canada Ltd.                     Alberta
International Nitrogen Services LLC                             Delaware
International Oil Tool Rentals Ltd.                             Cayman Islands
International Petroleum Equipment Limited                       U.K.
International Petroleum Equipment Norge A/S                     Norway
International Petroleum Services, Inc.                          Delaware
J. D. Investments Bonaire N.V.                                  Netherlands Antilles
J.D.I. Tool Works B.V.                                          Netherlands
Johnson Filtration Systems (a joint venture)                    India
Johnson Screens Venezuela, C.A.                                 Venezuela
Johnson Screens, Inc.                                           Delaware
Johnson Tubafor Moroc SARL (a joint venture)                    Morocco
Keltic Oil Tools Limited                                        U.K.
Kobe International Ltd.                                         Bahamas
Kopp Beteiligungsgesellschaft mbH                               Germany
Kopp GmbH & Co. KG                                              Germany
Kopp International Pipeline Services & Partners L.L.C.          Oman
KSP Logistics Co. Ltd.                                          Thailand
McAllister Petroleum Services (Cyprus) Limited                  Cyprus
McMurry-Macco (UK) Limited                                      U.K.
Mid-Europe Supply Limited                                       U.K.
Morrison McLean Associates Limited                              U.K.
Narcape Pty. Ltd.                                               Australia
Niagara Screen Products Limited                                 Ontario
Offshore Rentals Deutschland GmbH                               Germany
Offshore Rentals Dubai LLC                                      U.A.E.
Offshore Rentals Limited                                        U.K.
Offshore Rentals Norge A/S                                      Norway
Oil Country Manufacturing, Inc.                                 California
Oil Field Rental Holdings Limited                               U.K.
OilPatch Enterprises Internacional, S.A. de C.V.                Mexico
Oilwell Production Services Limited                             U.K.
Orwell Group De Venezuela C.A.                                  Venezuela
Orwell Group plc                                                U.K.
Orwell International (Oil & Gas) Nigeria Limited                Nigeria
PETCO Fishing & Rental Tools (UK) Ltd.                          U.K.
Petroline Wellsystems (USA), L.L.C.                             Delaware
Petroline Wellsystems Limited                                   U.K.
Pipetest Service Sp.Zo.o.                                       Poland
Powell Engineering Company Limited                              U.K.
Powerflo Rental (Dubai) LLC                                     U.A.E.
Powerflo Rentals Limited                                        U.K.
Powerflo Rentals Norge A/S                                      Norway
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
Powerflo Systems Limited                                        U.K.
PowerGEN Rentals Limited                                        U.K.
PT AS/Johnson Screens Sdn BhD (a joint venture)                 Brunei
PT Gas Services Indonesia                                       Indonesia
PT Hawes Utama Indonesia                                        Indonesia
PT Weatherford Indonesia                                        Indonesia
PT Wira Insani                                                  Indonesia
Pump Rentals (International) Limited                            Aberdeen
Pyrosul International Ltd.                                      Alberta
Quality Commissioning Limited                                   U.K.
Quality Machining Services Limited                              U.K.
Recovery Systems Limited                                        U.K.
Robison Services, Inc.                                          California
Schoeller-Bleckmann Motovilithinskije Sucker Rod Gmbh           Austria
Shengli-Highland Company Ltd.                                   China
Specialty Machine & Supply, LLC                                 Delaware
Specialty Testing & Consulting Ltd.                             Alberta
Stealth Oil & Gas, Inc.                                         Delaware
Subsurface Technology AS                                        Norway
SubTech, LLC                                                    Delaware
Tank Rentals PLC                                                U.K.
Tech Line Oil Tools Inc.                                        Delaware
TIEBO Middle East Limited                                       British Virgin Islands
USF Contra-Shear Ltd.                                           New Zealand
USF Johnson Filtration Systems Ltd.                             Ireland
USF Johnson Filtration Systems SA                               France
USF Johnson MB LC (a joint venture)                             Oman
USF Johnson Screens Pty. Ld.                                    Australia
USF-Johnson Filtration Systems (Japan) Ltd.                     Japan
USF-Johnson Filtros, Ltda.                                      Brazil
Van der Horst U.S.A., Inc.                                      Delaware
Venstar, Inc.                                                   Delaware
W1 General Partner, Inc.                                        Delaware
W1 Receivables, L.P.                                            Texas
Weatherford (B) Sdn. Bhd.                                       Brunei
Weatherford (Cyprus) Limited                                    Cyprus
Weatherford (Malaysia) Sdn. Bhd.                                Malaysia Jt. Venture
Weatherford (Saudi Arabia) Ltd.                                 Saudi Arabia Jt. Venture
Weatherford (Thailand) Ltd.                                     Thailand
Weatherford Aarbakke AS                                         Norway
Weatherford Abu Dhabi, Ltd.                                     Cayman Islands
Weatherford Artificial Lift Systems Canada Ltd.                 Alberta
Weatherford Artificial Lift Systems, Inc.                       Delaware
Weatherford Asia Pacific Pte. Ltd.                              Singapore
Weatherford Australia Holding Pty. Limited                      Australia
Weatherford Australia Pty. Ltd.                                 Australia
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
Weatherford Canada Ltd.                                         Alberta
Weatherford Canada Partnership                                  Alberta
Weatherford Colombia Ltd.                                       British Virgin Islands
Weatherford Completion Systems (UK) Limited                     U.K.
Weatherford de Mexico S.A. de C.V.                              Mexico
Weatherford del Peru S.R.L.                                     Peru
Weatherford DIS Manufacturing (UK) Limited                      U.K.
Weatherford Drilling Services, Inc.                             Texas
Weatherford East Europe Service GmbH                            Germany
Weatherford Ecuador S.A.                                        Ecuador
Weatherford Equipment (Cyprus) Limited                          Cyprus
Weatherford ER Acquireco Inc.                                   Alberta
Weatherford ER Newco Inc.                                       Alberta
Weatherford Eurasia B.V.                                        Netherlands
Weatherford Eurasia Limited                                     U.K.
Weatherford EVI, Inc.                                           Wisconsin
Weatherford Foreign Sales Corporation                           Barbados
Weatherford France SAS                                          France
Weatherford Hoevelaken                                          Netherlands
Weatherford Holding (Gibraltar) Limited                         Gibraltar
Weatherford Holding GmbH                                        Germany
Weatherford Industria e Comercio Ltda.                          Brazil
Weatherford International de Argentina S.A.                     Argentina
Weatherford Investment (Gibraltar) Limited                      Gibraltar
Weatherford Investment (Luxembourg) S.a.r.l.                    Luxembourg
Weatherford Kopp GmbH                                           Germany
Weatherford KSP Company Limited                                 Thailand
Weatherford Latin America, Inc.                                 Panama
Weatherford Latin America, S.A.                                 Venezuela
Weatherford Limited Partner, L.L.C.                             Delaware
Weatherford Luxembourg S.a.r.l.                                 Luxembourg
Weatherford Management, Inc.                                    Delaware
Weatherford Mediterranea S.p.A.                                 Italy
Weatherford New Zealand Limited                                 New Zealand
Weatherford Nigeria Limited                                     Nigeria
Weatherford Norge A/S                                           Norway
Weatherford Oil Services, Inc.                                  Alberta
Weatherford Oil Tool GesmbH                                     Austria
Weatherford Oil Tool GmbH                                       Germany
Weatherford Oil Tool Middle East Ltd.                           British Virgin Islands
Weatherford Oil Tool Nederland B.V.                             Netherlands
Weatherford Overseas Products, Ltd.                             Cayman Islands
Weatherford Overseas Services, Ltd.                             Cayman Islands
Weatherford Receivables, LLC                                    Delaware
Weatherford Services, Ltd.                                      Bermuda
Weatherford Services, S.A.                                      Panama
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
Weatherford Technical Services Limited                          British Virgin Islands
Weatherford Trinidad Limited                                    Trinidad
Weatherford U.K. Limited                                        U.K.
Weatherford U.S., L.P.                                          Louisiana
Weatherford/Al-Rushaid Ltd.                                     Saudi Arabia Jt. Venture
Weatherford/Bin Hamoodah                                        Abu Dhabi Jt. Venture
Weatherford/Lamb, Inc.                                          Delaware
Wellserv plc                                                    U.K.
West Coast International Oilfield Rentals, B.V.                 Netherlands
WEUS Holding, Inc.                                              Delaware
WI Products & Equipment, Inc.                                   Cayman Islands
WII Rental Company                                              Delaware
Worldwide Oil Tool Rental Ltd.                                  Cayman Islands
WUS Holding, L.L.C.                                             Delaware
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